UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2004

Continucare Corporation

(Exact name of registrant as specified in its Charter)

Florida (State of other jurisdiction or incorporation or organization)	1-12115 (Commission File Number)

80 S.W. 8th Street, Suite 2350, Miami, Florida (Address of principal executive offices)	33130 (Zip Code)

59-2716023
(IRS Employer Identification No.)

(305) 350-7515
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

99.1	Press Release of Continucare Corporation dated April 23, 2004.

Item 9. Regulation FD Disclosure

     Continucare Corporation is furnishing the press release included as Exhibit 99.1 to this report pursuant to Item 9 of Form 8-K. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINUCARE CORPORATION
	By:	/s/ Richard C. Pfenniger, Jr.
Richard C. Pfenniger, Jr.
Dated: April 23, 2004		Chairman and Chief Executive Officer

3

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Continucare Corporation dated April 23, 2004

4